Exhibit 99.2

Investor Contact:	Media Contact:
Sam Martin	Jeanne Mell
Argot Partners 212-600-1902	VP Corporate Communications 484-353-1575
OraSure@argotpartners.com	media@orasure.com

OraSure Technologies, Inc. Announces Exercise of Option to Purchase Additional Shares of Common Stock

BETHLEHEM, Pa., June 3, 2020 (Globe Newswire) – OraSure Technologies, Inc. (Nasdaq: OSUR) (“OraSure” or the “Company”) today announced the full exercise by the underwriters of their option to purchase an additional 1,200,000 shares of its common stock in connection with the Company’s previously announced offering that priced on June 2, 2020. In total, 9,200,000 shares of common stock of the Company are being sold in the offering. With the exercise by the underwriters of their option to purchase such additional shares, after the underwriting discount and estimated offering expenses, OraSure expects to receive net proceeds of approximately $94.9 million. The offering is expected to close on June 5, 2020, subject to customary closing conditions. J.P. Morgan Securities LLC, Citigroup and Evercore Group L.L.C. are acting as joint book-running managers of the offering and as representatives of the underwriters. UBS Investment Bank and Raymond James & Associates, Inc. are acting as co-managers of the offering.

The Company intends to use the net proceeds from this offering to expand its manufacturing capacity for both existing and in-development products for use in testing for COVID-19, to fund potential acquisitions of new businesses, technologies or products, to fund the development, commercialization and manufacturing costs related to its products and for general corporate purposes.

The securities described above are being offered by OraSure pursuant to a registration statement previously filed and declared effective by the Securities and Exchange Commission (“SEC”). This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering may be made only by means of a prospectus supplement and an accompanying base prospectus. A final prospectus supplement and accompanying base prospectus relating to the offering have been filed with the SEC and are available on the SEC’s website at www.sec.gov. Copies of the prospectus supplement and accompanying base prospectus relating to this offering may be obtained from: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Ave., Edgewood, NY 11717, or by telephone at (866) 803-9204; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by telephone at (800) 831-9146; or Evercore Group L.L.C., Attention: Equity Capital Markets, 55 East 52nd Street, 35th Floor, New York, NY 10055, or by telephone at (888) 474-0200, or by email at ecm.prospectus@evercore.com.

About OraSure Technologies

OraSure Technologies empowers the global community to improve health and wellness by providing access to accurate essential information. Together with its wholly-owned subsidiaries DNA Genotek, Diversigen, CoreBiome (now operating under the Diversigen brand) and Novosanis, OraSure provides its customers with end-to-end solutions that encompass tools, services and diagnostics. The OraSure family of companies is a leader in the development, manufacture and distribution of rapid diagnostic tests, sample collection and stabilization devices, and molecular product and services solutions designed to discover and detect critical medical conditions. OraSure’s portfolio of products is sold globally to clinical laboratories, hospitals, physician’s offices, clinics, public health and community-based organizations, research institutions, distributors, government agencies, pharma, commercial entities and direct to consumers.

Forward Looking Statements

This press release contains certain forward-looking statements, including with respect to expected revenues and earnings/loss per share. Forward-looking statements are not guarantees of future performance or results. Known and unknown factors that could cause actual performance or results to be materially different from those expressed or implied in these statements include, but are not limited to: ability to successfully manage and integrate acquisitions of other companies in a manner that complements or leverages our existing business, or otherwise expands or enhances our portfolio of products and our end-to-end service offerings, and the diversion of management’s attention from our ongoing business and regular business responsibilities to effect such integration; the expected economic benefits of acquisitions (and increased returns for our stockholders), including that the anticipated synergies, revenue enhancement strategies and other benefits from the acquisitions may not be fully realized or may take longer to realize than expected and our actual integration costs may exceed our estimates; impact of increased or different risks arising from the acquisition of companies located in foreign countries; ability to market and sell products, whether through our internal, direct sales force or third parties; impact of significant customer concentration in the genomics business; failure of distributors or other customers to meet purchase forecasts, historic purchase levels or minimum purchase requirements for our products; ability to manufacture products in accordance with applicable specifications, performance standards and quality requirements; ability to obtain, and timing and cost of obtaining, necessary regulatory approvals for new products or new indications or applications for existing products; ability to comply with applicable regulatory requirements; ability to effectively resolve warning letters, audit observations and other findings or comments from the U.S. Food and Drug Administration (“FDA”) or other regulators; the impact of the novel coronavirus (“COVID-19”) pandemic on our business and our ability to successfully develop new products, validate the expanded use of existing collector products and commercialize such products for COVID-19 testing; changes in relationships, including disputes or disagreements, with strategic partners or other parties and reliance on strategic partners for the performance of critical activities under collaborative arrangements; ability to meet increased demand for the Company’s products; impact of replacing distributors; inventory levels at distributors and other customers; ability of the Company to achieve its financial and strategic objectives and continue to increase its revenues, including the ability to expand international sales; ability to identify, complete, integrate and realize the full benefits of future acquisitions; impact of competitors, competing products and technology changes; reduction or deferral of public funding available to customers; competition from new or better technology or lower cost products; ability to develop, commercialize and market new products; market acceptance of oral fluid or urine testing, collection or other products; market acceptance and uptake of microbiome informatics, microbial genetics technology and related analytics services; changes in market acceptance of products based on product performance or other factors, including changes in testing guidelines, algorithms or other recommendations by the Centers for Disease Control and Prevention (“CDC”) or other agencies; ability to fund research and development and other products and operations; ability to obtain and maintain new or existing product distribution channels; reliance on sole supply sources for critical products and components; availability of related products produced by third parties or products required for use of our products; impact of contracting with the U.S. government; impact of negative economic conditions; ability to maintain sustained profitability; ability to utilize net operating loss carry forwards or other deferred tax assets; volatility of the Company’s stock price; uncertainty relating to patent protection and potential patent infringement claims; uncertainty and costs of litigation relating to patents and other intellectual property; availability of licenses to patents or other technology; ability to enter into international manufacturing agreements; obstacles to international marketing and manufacturing of products; ability to sell products internationally, including the impact of changes in international funding sources and testing algorithms; adverse movements in foreign currency exchange rates; loss or impairment of sources of capital; ability to attract and retain qualified personnel; exposure to product liability and other types of litigation; changes in international, federal or state laws and regulations; customer consolidations and inventory practices; equipment failures and ability to obtain needed raw materials and components; the impact of terrorist attacks and civil unrest; and general political, business and economic conditions. These and other factors that could affect our results are discussed more fully in our SEC filings, including our registration statements, Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and other filings with the SEC. Although forward-looking statements help to provide information about future prospects, readers should keep in mind that forward-looking statements may not be reliable. Readers are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are made as of the date of this press release and OraSure Technologies undertakes no duty to update these statements.